Exhibit 10.4

鼎虹男生宿舍楼租赁合同终止协议书

Termination Agreement to Dinghong Male Dorm Building Lease Agreement

上海鼎虹电子有限公司，法定地址：上海市松江区新桥镇陈春路999号（“甲方”）

Shanghai Dinghong Electronic Co. Ltd., Address: 999, Chenchun Rd, Xingqiao Township, Songjiang District, Shanghai. (Party A)

上海凯虹电子有限公司，法定地址：上海市松江区新桥镇陈春路999号5幢（“乙方”）

SKE, Address: Building 5, 999, Chenchun Rd, Xingqiao Township, Songjiang District, Shanghai. (Party B)

甲方和乙方合称为双方，分别称为甲乙一方。

Party A and Party B are collectively referred to as the Parties, respectively, a Party.

甲乙双方经协商一致，同意提前终止男生宿舍楼租赁合同（相关合同编号LE-0403/0406），根据《中华人民共和国合同法》等相关法律法规的规定，甲、乙双方本着平等、自愿、互谅互让的原则，就双方提前终止合同相关事宜达成如下条款，双方共同恪守：

WHEREAS the Parties, after negotiation and reaching a consensus, agree to terminate the Male Dorm Building Lease Agreements (Agreement docket number LE-0403/0406), per the relevant laws and regulations of the People's Republic of China Contract Law, Party A and Party B negotiated as equal and voluntary under the principle of mutual understanding and mutual accommodation, the following provisions are reached on matters related to the early termination of said lease agreements between the two Parties, and the two Parties shall jointly abide by.

Exhibit 10.4

一、甲、乙双方同意，提前终止双方于   2014  年 9  月 5  日之前签订的《租赁合同》（相关合同编号LE-0403/0406；位于  上海市松江区375号地块内，计六层宿舍楼）。

1. Party A and Party B agree to terminate the lease agreements signed by both Parties before September 5, 2014 (relevant agreement docket number LE-0403/0406; located in Lot 375, Songjiang District, Shanghai, six-floor dormitory).

二、乙方应继续承担租赁相关费用直到2018年 12 月   31 日止。详细费用参阅附件一。

2. Party B shall continue to pay related lease fees until December 31, 2018. Details are referred to as Annex 1.

三、乙方在签订该协议后，于2018年 12 月   31 日前，按照原状返还房屋及其附属物品、设备设施。乙方不得损坏甲方原有基础装修，如有破损，修复费用由乙方承担。甲乙双方应对房屋和附属物品、设备设施及水电使用等情况进行验收，结清各自应当承担的费用。

3. After the execution of this Termination Agreement, Party B shall return the house and its ancillary items and equipment and facilities in accordance with the original conditions before December 31, 2018. Party B shall not damage the original basic decoration of Party A. If it is damaged, the repair cost shall be borne by Party B. Both Party A and Party B shall check and accept the housing and ancillary items, equipment and facilities, and the use of water and electricity, and settle the expenses they should bear.

四、因本协议所引起的或与本协议有关的争议，双方应友好协商解决;协商不成应向乙方所在地有管辖权的人民法院提起诉讼。

4. Any dispute arising from or in connection with this Termination Agreement shall be settled through amicable negotiation; if the negotiation fails, the dispute shall be brought to the competent people's court at the place where Party B is located.

Exhibit 10.4

五、本协议自双方签字之日起生效， 本协议一式二份，双方各执一份，具有同等法律效力。

5. This Termination Agreement shall become effective on the date of signature by both parties. This Termination Agreement shall be in duplicate and each party shall hold one copy with the same legal effect.

甲方：上海鼎虹电子有限公司乙方：上海凯虹电子有限公司

授权代表签名：授权代表签名：

公司印章: 公司印章:

日期：日期：

Party A: Shanghai Dinghong Elec. Co. Ltd.Party B: SKE

Duly Authorized Representative: Duly Authorized Representative:

/s/ Xuejun Qiu /s/ Justin Kong

Company Stamp: Company Stamp:

Date:Date:

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